                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: May 26, 2004
(Date of earliest event reported)

Commission File No. 333-105940

                    Banc of America Mortgage Securities, Inc.
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        Delaware                                          36-4514369
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(State of Incorporation)                    (I.R.S. Employer Identification No.)


         201 North Tryon Street, Charlotte, North Carolina, 28255
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Address of principal executive offices                                (Zip Code)


                                 (704) 387-8239
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               Registrant's Telephone Number, including area code


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(Former name, former address and former fiscal year, if changed since last report)

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ITEM 5.   Other Events

          Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Banc of America Securities LLC, which are hereby filed pursuant to such letter.

ITEM 7.   Financial Statements and Exhibits

          (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                   Description
-----------                   -----------
   (99)                       Computational Materials prepared by Banc of America Securities
                              LLC in connection with Banc of America Alternative Loan Trust 2004-5
                              Mortgage Pass-Through Certificates, Series 2004-5

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BANC OF AMERICA MORTGAGE
                                       SECURITIES, INC.


May 26, 2004

                                       By:  /s/ Judy Lowman
                                            ---------------------------
                                            Judy Lowman
                                            Vice President

                                INDEX TO EXHIBITS

                                                                   Paper (P) or
Exhibit No.             Description                                Electronic (E)
-----------             -----------                                -------------
(99)                    Computational Materials                    P
                        prepared by Banc of America
                        Securities LLC in connection
                        with Banc of America Alternative
                        Loan Trust 2004-5 Mortgage Pass-
                        Through Certificates, Series 2004-5